Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned, Timothy J. Neher, the Chief Executive Officer and Chief Financial Officer of ACCELERATED ACQUISITIONS IV, INC. (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 16th  day of May, 2011.

/s/ Timothy J. Neher
Timothy J. Neher
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ACCELERATED ACQUISITIONS IV, INC. and will be retained by ACCELERATED ACQUISITIONS IV, INC. and furnished to the Securities and Exchange Commission or its staff upon request.